UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016 (June 1, 2016)

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On June 1, 2016, AbbVie Inc., a Delaware corporation (“AbbVie”) completed its previously announced acquisition (the “Acquisition”) of Stemcentrx, Inc. (“Stemcentrx”) pursuant to an Agreement and Plan of Merger, dated as of April 25, 2016 (as amended by Amendment No. 1 to the Agreement and Plan of Merger filed herewith as Exhibit 2.2, the “Merger Agreement”), by and among AbbVie, Stemcentrx, Sirius Sonoma Corporation, a Delaware corporation and wholly owned subsidiary of AbbVie (“Merger Sub 1”), AbbVie Stemcentrx LLC (formerly Sirius Sonoma LLC), a Delaware limited liability company and wholly owned subsidiary of AbbVie (“AbbVie Stemcentrx”) and, for certain purposes described in the Merger Agreement, Fertile Valley LLC, a Delaware limited liability company.

The Acquisition was accomplished by the merger of Merger Sub 1 with and into Stemcentrx (the “Merger”), with Stemcentrx surviving the Merger. The surviving company in the Merger then merged with and into AbbVie Stemcentrx (the “Subsequent Merger”), with AbbVie Stemcentrx surviving the Subsequent Merger as a wholly owned subsidiary of AbbVie.

The aggregate upfront consideration payable by AbbVie in connection with the Acquisition was approximately $5.8 billion, consisting of approximately 62.5 million shares of AbbVie common stock, par value $0.01 per share (valued at approximately $3.8 billion in the aggregate based on the five day average closing price of $61.166 per share of AbbVie common stock on the New York Stock Exchange ending on May 27, 2016, the second to last trading day before the date of the closing of the Acquisition) and approximately $2.0 billion in cash (together, the “Upfront Merger Consideration”), which was allocated among the holders of Stemcentrx capital stock and options and warrants to acquire Stemcentrx capital stock. The former holders of Stemcentrx securities will also be eligible to receive an aggregate of up to $4.0 billion in milestone payments if certain developments and/or regulatory milestones are achieved by eligible Stemcentrx compounds (including Rova-T, Stemcentrx’s lead development candidate).  For 18 months following the closing, $300 million in cash will be retained in escrow to serve as security for potential indemnification claims under the Merger Agreement.

The foregoing summary of the Merger Agreement, as amended, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of (a) the Merger Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to AbbVie’s Current Report on Form 8-K/A on May 6, 2016, which is incorporated by reference herein, and (b) Amendment No. 1 to the Merger Agreement filed herewith as Exhibit 2.2, which is incorporated by reference herein.

Item 3.02.  Unregistered Sales of Equity Securities

The issuance of the shares of AbbVie common stock included in the Upfront Merger Consideration was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Item 2.01 of this Current Report on Form 8-K contains a more detailed description of the Acquisition and the issuance of shares of AbbVie common stock in connection therewith, and is incorporated into this Item 3.02 by reference.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(d) Exhibits

Exhibit No.	Exhibit

2.1* †

Agreement and Plan of Merger, dated as of April 25, 2016, by and among Stemcentrx, Inc., AbbVie Inc., Sirius Sonoma Corporation, AbbVie Stemcentrx LLC (formerly Sirius Sonoma LLC) and, solely for the purposes set forth therein, Fertile Valley LLC (incorporated by reference to Exhibit 2.1 of AbbVie’s Report on Form 8-K/A filed on May 6, 2016).

2.2†

Amendment No. 1, dated as of May 28, 2016, to the Agreement and Plan of Merger, dated as of April 25, 2016, by and among Stemcentrx, Inc., AbbVie Inc., Sirius Sonoma Corporation, AbbVie Stemcentrx LLC (formerly Sirius Sonoma LLC) and, solely for the purposes set forth therein, Fertile Valley LLC.

*                                         Confidential treatment has been requested for portions of this exhibit.  These portions were omitted from AbbVie’s Report on Form 8-K/A filed on May 6, 2016 and submitted separately to the SEC.

†                                         All schedules (and similar attachments) to the Merger Agreement were omitted pursuant to Section 601(b)(2) of Regulation S-K.  AbbVie hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the expected benefits of the Merger and the Acquisition, challenges to intellectual property, the potential achievement of any milestones, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie’s operations is set forth in Item 1A, “Risk Factors,” in AbbVie’s 2015 Annual Report on Form 10-K, which has been filed with the SEC. AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: June 1, 2016	By:	/s/ William J. Chase
Name: William J. Chase
Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1* †

Agreement and Plan of Merger, dated as of April 25, 2016, by and among Stemcentrx, Inc., AbbVie Inc., Sirius Sonoma Corporation, AbbVie Stemcentrx LLC (formerly Sirius Sonoma LLC) and, solely for the purposes set forth therein, Fertile Valley LLC (incorporated by reference to Exhibit 2.1 of AbbVie’s Report on Form 8-K/A filed on May 6, 2016).

2.2†

Amendment No. 1, dated as of May 28, 2016, to the Agreement and Plan of Merger, dated as of April 25, 2016, by and among Stemcentrx, Inc., AbbVie Inc., Sirius Sonoma Corporation, AbbVie Stemcentrx LLC (formerly Sirius Sonoma LLC) and, solely for the purposes set forth therein, Fertile Valley LLC.

*                                         Confidential treatment has been requested for portions of this exhibit.  These portions were omitted from AbbVie’s Report on Form 8-K/A filed on May 6, 2016 and submitted separately to the SEC.

†                                         All schedules (and similar attachments) to the Merger Agreement were omitted pursuant to Section 601(b)(2) of Regulation S-K.  AbbVie hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC.